UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

Champps Entertainment, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-22639	04-3370491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, CO 80124

(Address of Principal Executive Offices) (Zip Code)

(303) 804-1333

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On December 6, 2006, the Board of Directors of Champps Entertainment, Inc. (the “Company”) approved an amendment to the August 17, 2005 employment agreement between the Company and David Womack, the Company’s Chief Financial Officer. The employment agreement was previously filed with the Securities and Exchange Commission on Form 8-K on August 18, 2005. The amendment is effective January 1, 2007. A copy of the Amendment to Employment Agreement is filed with this report as Exhibit 10.1 and is incorporated by reference.

Under the Amendment to Employment Agreement, Mr. Womack will serve as the Company’s Executive Vice President in addition to remaining Chief Financial Officer, his annual base salary will be increased to $250,000 from $200,000 and, upon termination by the Company without cause, he will be entitled to twelve months severance compensation (as opposed to four months previously).

Mr. Womack has served as the Company’s Chief Financial Officer and treasurer since August 2005. Mr. Womack served as vice president of finance and controller for Champps since June 2005. From September 2004 until May 2005, Mr. Womack served as vice president and controller for VICORP Restaurants, Inc. From April 2002 until September 2004, he served as controller for Champps. From April 1997 until April 2002, Mr. Womack served in various capacities including controller, chief financial officer and chief executive officer for the Wynkoop Brewing Company. He is 43 years old. There are no family relationships between Mr. Womack and any of the Company’s other directors or executive officers. Except for the employment agreement described herein, there are no transactions between the Company or any of its subsidiaries and Mr. Womack or any member of his immediate family requiring disclosure under this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

Exhibit Number	Description
Exhibit 10.1	Amendment effective January 1, 2007 to the Employment Agreement dated August 17, 2005 between Champps Entertainment, Inc. and David Womack.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2006	Champps Entertainment, Inc.
(Registrant)

	By:	/s/ Michael P. O’Donnell
		Name:	Michael P. O’Donnell
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
Exhibit 10.1	Amendment effective January 1, 2007 to the Employment Agreement dated August 17, 2005 between Champps Entertainment, Inc. and David Womack.